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NOBLE CORPORATION
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INVITATION TO GENERAL MEETING OF SHAREHOLDERS

NOBLE CORPORATION
Dorfstrasse 19A
6340 Baar
Zug, Switzerland
INVITATION TO GENERAL MEETING OF SHAREHOLDERS
To Be Held On May 28, 2009
To the Shareholders of Noble Corporation:
          The general meeting of shareholders of Noble Corporation, a Swiss corporation (the “Company”), will be held on Thursday, May 28, 2009, at 3:00 p.m., local time, at the Parkhotel Zug, Industriestrasse 14, Zug, Switzerland.
1. Agenda Items and Proposals of the Board of Directors
          1.1 Dividend in the form of a par value reduction
          The Board of Directors proposes to pay a dividend through a reduction of the par value of our shares in an amount equal to Swiss francs 0.25 per share, which is equal to approximately USD $0.2190 using the currency exchange rate as published by the Swiss National Bank on April 29, 2009 (1.1412 CHF/1.0 USD), and to pay such amount in four installments in August 2009, November 2009, February 2010 and May 2010. This amount is not intended to represent an increase in Noble’s historical annual aggregate dividend of $0.16 per share. Rather, because timing issues related to the migration of the parent company of the Noble group to Switzerland will cause us to miss the customary June 2009 dividend payment of $0.04 per share, the August 2009 payment is intended to represent both such June dividend as well as the third quarter dividend. We intend the three subsequent distributions to approximate the same level of dividend as we have paid in the past. Actual distribution payments will be subject to the satisfaction of applicable Swiss law requirements and may vary from historical dividend amounts due to fluctuations in the Swiss franc/U.S. dollar exchange rate between now and each distribution payment date.
          This reduction in the par value of our shares will have the effect of reducing the share capital of the Company as stated in our Articles of Association from the aggregate amount of Swiss francs 1,381,328,465.00 to Swiss francs 1,312,262,041.75 (each such amount subject to adjustment based on the Company’s actual share capital as of the time of the application to the Commercial Registry of the Canton of Zug for the registration of each portion of the capital reduction).
          Details regarding the dividend in the form of a par value reduction are presented below. The aggregate share capital numbers in the excerpts from the Company’s Articles of Association provided below are based on the Company’s share capital as of March 31, 2009. These numbers are subject to adjustment as described below.
          A. The capital reduction will be accomplished as follows:
          i. by reducing the par value per registered share from Swiss Francs 5.00 to Swiss Francs 4.75 in four steps, i.e. from Swiss Francs 5.00 to Swiss Francs 4.90 in the third calendar quarter of 2009; from Swiss Francs 4.90 to Swiss Francs 4.85 in the fourth calendar quarter of 2009; from Swiss Francs 4.85 to Swiss Francs 4.80 in the first calendar quarter of 2010; and from Swiss Francs 4.80 to Swiss Francs 4.75 in the second calendar quarter of 2010;
          ii. by repayment on a date to be established by the Board of Directors of the respective partial per share reduction amounts of Swiss Francs 0.10 in August 2009, Swiss Francs 0.05 in November 2009, Swiss Francs 0.05 in February 2010, and Swiss Francs 0.05 in May 2010, and in each case to be paid in U.S. dollars converted at the exchange rate available as published by the Swiss National Bank approximately two business days prior to each such payment date; and
          iii. an updated report in accordance with article 732 para. 2 CO by the statutory auditor shall be prepared in connection with each partial reduction.

          B. The Company’s statutory auditor will deliver a report to the general meeting of shareholders dated May 28, 2009 in accordance with article 732 para. 2 CO for the capital reduction.
          C. Shares issued from authorized share capital and conditional share capital until registration of the fourth capital reduction in the Commercial Registry (“New Shares”) will be subject to the remaining subsequent capital reductions. The aggregate reduction amount pursuant to Section A above will be increased by an amount equal to such remaining par value reductions on the New Shares.
          D. The Board of Directors is authorized to determine the application dates of the partial reductions in the Commercial Registry and the repayment procedure for the partial reduction amounts in accordance with article 734 CO.
          E. The Board of Directors will only authorize to effect any of the series of the capital reductions in the event the respective report from the Company’s statutory auditors confirms in accordance with article 732 para. 2 CO that claims of the Company’s creditors are fully covered after taking into account the respective capital reduction.
          F. At the registration of the capital reduction in the Commercial Registry, Article 4 of our Articles of Association will be amended as follows:

Artikel 4: Anzahl Aktien, Nominalwert, Art	Article 4: Number of Shares, Par Value, Type

Das Aktienkapital der Gesellschaft beträgt Schweizer Franken 1,353,701,895.70* / 1,339,888,611.05** / 1,326,075,326.40*** / 1,312,262,041.75**** und ist eingeteilt in 276,265,693* / 276,265,693** / 276,265,693*** / 276,265,693**** auf den Namen lautende Aktien im Nennwert von CHF 4.90*/4.85**/4.80***/4.75**** je Aktie (jede Namenaktie nachfolgend bezeichnet als“Aktie” bzw. zusammen die “Aktien”). Das Aktienkapital ist vollständig liberiert.
The share capital of the Company is Swiss Francs 1,353,701,895.70* / 1,339,888,611.05** / 1,326,075,326.40*** / 1,312,262,041.75**** and is divided into 276,265,693* / 276,265,693** / 276,265,693*** / 276,265,693**** fully paid-up registered shares. Each registered share has a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** (each such registered share hereinafter a “Share” and collectively the “Shares”).

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2010 vorbehaltlich allfälliger Veränderungen,
* Upon completion of the first partial par value reduction in the third calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction
*** Upon completion of the third partial par value reduction in the first calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction
          G. As a consequence of the par value reduction, Articles 6(1), 6(3)(e) and 7(1) of our Articles of Association will be amended as follows:

Artikel 6: Genehmigtes Aktienkapital	Article 6: Authorized Share Capital

[1]Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 26 März 2011, im Maximalbetrag von Schweizer Franken 676,850,945.40* / 669,944,303.10** / 663,037,660.80*** / 656,131,018.50**** durch Ausgabe von höchstens 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** vollständig zu liberierenden Aktien mit einem Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.
[1]The Board of Directors is authorized to increase the share capital no later than March 26, 2011, by a maximum amount of Swiss Francs 676,850,945.40* / 669,944,303.10** / 663,037,660.80*** / 656,131,018.50**** by issuing a maximum of 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
***Nach Vollzug der dritten
* Upon completion of the first partial par value reduction in the third calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction
*** Upon completion of the third partial par value reduction in the first calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share

Nennwertherabsetzungstranche im ersten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction

[3]Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere: (e) für die Beteiligung von:	[3]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including: (e) for the participation of:

          i.     Mitgliedern des Verwaltungsrates, Mitgliedern der Geschäftsleitung und Mitarbeitern, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (e)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 49,000,000*/ 48,500,000**/ 48,000,000***/ 47,500,000**** eingeteilt in 10,000,000* / 10,000,000** / 10,000,000*** / 10,000,000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** nicht übersteigt; und

          i.     members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(i) shall not exceed Swiss Francs 49,000,000*/ 48,500,000**/ 48,000,000***/ 47,500,000**** divided into 10,000,000* / 10,000,000** / 10,000,000*** / 10,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** per Share; and

          ii.   Vertragspartnern oder Beratern oder anderen Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung(e)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4,900,000*/ 4,850,000**/ 4,800,000***/ 4,750,000**** eingeteilt in 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** nicht übersteigt; oder

          ii.   contractors or consultants of the Company or any of its group companies or any other persons performing services for the benefit of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (e)(ii) shall not exceed Swiss Francs 4,900,000*/ 4,850,000**/ 4,800,000*** /4,750,000****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** per Share; or

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.

* Upon completion of the first partial par value reduction in the third calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction
*** Upon completion of the third partial par value reduction in the first calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction
**** Upon completion of the fourth partial par value reduction in the second calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction

Artikel 7: Bedingtes Aktienkapital	Article 7: Conditional Share Capital

[1]Das Aktienkapital kann sich durch Ausgabe von höchstens 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** voll zu liberierenden Aktien im Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** um höchstens Schweizer Franken 676,850,945.40* / 669,944,303.10** / 663,037,660.80*** / 656,131,018.50****erhöhen durch:
[1]The share capital may be increased in an amount not to exceed Swiss Francs 676,850,945.40* / 669,944,303.10** / 663,037,660.80*** / 656,131,018.50**** through the issuance of up to 138,132,846* / 138,132,846** / 138,132,846*** / 138,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** per Share through:

(a)    die Ausübung von Wandel-, Tausch-, Options-, Bezugs- oder ähnlichen Rechten auf den Bezug von Aktien (nachfolgend die “Umwandlungsrechte”), welche Dritten oder Aktionären im Zusammenhang mit auf nationalen oder internationalen Kapitalmärkten neu oder bereits begebenen Anleihensobligationen, Optionen, Warrants oder anderen Finanzmarktinstrumenten oder neuen oder bereits bestehenden vertraglichen Verpflichtungen der Gesellschaft, einer ihrer Gruppengesellschaften oder ihrer Rechtsvorgänger eingeräumt werden (nachfolgend zusammen, “die mit Umwandlungsrechten verbundenen Obligationen”); dabei darf der Gesamtbetrag der ausgegebenen Aktien einen Betrag von Schweizer Franken 647,450,945.40* / 640,844,303.10** / 634,237,660.80*** / 627,631,018.50**** eingeteilt in 132,132,846* / 132,132,846** / 132,132,846*** / 132,132,846**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** nicht übersteigen; und/oder

(a)    the exercise of conversion, exchange, option, warrant or similar rights for the subscription of Shares (hereinafter the “Rights”) granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of the Company, one of its group companies, or any of their respective predecessors (hereinafter collectively, the “Rights-Bearing Obligations”); the total amount of Shares that may be issued under such Rights shall not exceed Swiss Francs 647,450,945.40* / 640,844,303.10** / 634,237,660.80*** / 627,631,018.50**** divided into 132,132,846* / 132,132,846** / 132,132,846*** / 132,132,846**** fully paid-up Shares with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** per Share; and/or

(b) die Ausgabe von mit Umwandlungsrechten verbundenen Obligationen an:	(b) the issuance of Rights-Bearing Obligations granted to:

          i.     die Mitglieder des Verwaltungsrates, Mitglieder der Geschäftsleitung und Arbeitnehmer, die für die Gesellschaft oder eine Gruppengesellschaft tätig sind; vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(i) ausgegebenen Aktien einen Betrag von Schweizer Franken 24,500,000*/ 24,250,000**/ 24,000,000***/ 23,750,000**** eingeteilt in 5,000,000* / 5,000,000** / 5,000,000*** / 5,000,000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** nicht übersteigt; oder

          i.    the members of the Board of Directors, members of the executive management and employees of the Company or any of its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(i) shall not exceed Swiss Francs 24,500,000*/ 24,250,000**/ 24,000,000***/ 23,750,000**** divided into 5,000,000* / 5,000,000** / 5,000,000*** / 5,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** per Share; or

          ii.    Vertragspartner oder Berater oder andere Personen, die für die Gesellschaft oder eine Gruppengesellschaft Leistungen erbringen, vorausgesetzt, dass der Gesamtbetrag der unter dieser Bestimmung (b)(ii) ausgegebenen Aktien einen Betrag von Schweizer Franken 4,900,000*/ 4,850,000**/ 4,800,000***/ 4,750,000**** eingeteilt in 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** vollständig zu liberierende Aktien mit einem Nennwert von je Schweizer Franken 4.90*/4.85**/4.80***/4.75**** nicht übersteigt.

          ii.    contractors or consultants of the Company or any of its group companies or any other persons providing services to the Company or its group companies, always provided that the total amount of such Shares to be issued under this clause (b)(ii) shall not exceed Swiss Francs 4,900,000*/ 4,850,000**/ 4,800,000*** /4,750,000****, divided into 1,000,000* / 1,000,000** / 1,000,000*** / 1,000,000**** fully paid-up Shares, with a par value of Swiss Francs 4.90*/4.85**/4.80***/4.75**** per Share.

*Nach Vollzug der ersten Nennwertherabsetzungstranche im dritten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der ersten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
* Upon completion of the first partial par value reduction in the third calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the first portion of the capital reduction
** Upon completion of the second partial par value reduction in the fourth calendar quarter 2009 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the second portion of the capital reduction
*** Upon completion of the third partial par value reduction in the first calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the third portion of the capital reduction
**** Upon completion of the fourth partial par value
**Nach Vollzug der zweiten Nennwertherabsetzungstranche im vierten Quartal 2009 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der zweiten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
***Nach Vollzug der dritten Nennwertherabsetzungstranche im ersten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der dritten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
****Nach Vollzug der vierten Nennwertherabsetzungstranche im zweiten Quartal 2010 vorbehaltlich allfälliger Veränderungen, durch Kapitalerhöhungen aus genehmigtem oder bedingtem Aktienkapital, die vor der Anmeldung der vierten Nennwertherabsetzungstranche beim Handelsregisteramt des Kantons Zug erfolgen. Der Nennwert je Aktie bleibt von diesen allfälligen Veränderungen unberührt.
reduction in the second calendar quarter 2010 and, except for par value, subject to adjustment based on any capital increases out of authorized or conditional share capital prior to the application to the Commercial Registry of the Canton of Zug for registration of the fourth portion of the capital reduction
          H. Otherwise, and except as contemplated by Section 1.4 below, our Articles of Association in force to date will remain unchanged.
          1.2 Election of Directors
          The Board of Directors proposes that the directors set forth below be reelected for a three-year term that will expire in 2012:
•	Julie H. Edwards;

•	Marc E. Leland; and

•	David W. Williams.
          1.3 Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2009
          The Board of Directors proposes that the shareholders ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2009.
          1.4 Amendment to Article 21 paragraph 1(d) of our Articles of Association
          The Board of Directors proposes to amend Article 21 paragraph 1(d) of our Articles of Association in order to limit the changes to authorized and conditional capital that require approval of at least two-thirds of the shares represented at a general meeting to an increase in the amount of the authorized or conditional share capital. If the proposed amendment is adopted, approval of a dividend through a reduction of the par value of our shares in the future will require the affirmative vote of a simple majority of the votes cast, rather than two-thirds of the shares represented, at a general meeting.
          If the proposed amendment is adopted, Article 21 paragraph 1(d) of our Articles of Association would read as follows:

“Artikel 21: Besonderes Stimmen Quorum	“Article 21: Special Vote

[1]     Ein Beschluss der Generalversammlung, der mindestens zwei Drittel der an der Generalversammlung vertretenen Aktien sowie die absolute Mehrheit des vertretenen Aktiennennwertes, auf sich vereinigt, ist erforderlich für:         .
[1] The approval of at least two-thirds of the Shares represented at a General Meeting of Shareholders and the absolute majority of the par value of such Shares, shall be required for resolutions with respect to:

....	....

(d) eine genehmigte oder bedingte Kapitalerhöhung;”	(d) an increase in the amount of the authorized or conditional share capital;”
          Otherwise, and except as contemplated by Section 1.1 above, our Articles of Association in force to date will remain unchanged.
2. Organizational Matters
          2.1 Proxy Materials and Voting Rights
          A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in the Company’s share register as of the close of business, Eastern time, on April 7, 2009. Any additional shareholders who are registered with voting rights in the Company’s share register as of the close of business, Eastern time, on May 12, 2009 or who notify the Company’s Corporate Secretary in writing of their acquisition of shares by such date will receive a copy of the proxy materials after May 12, 2009. Shareholders who are not registered in the Company’s share register as of the close of business, Eastern time, on May 12, 2009 or who have not notified the Company’s Corporate Secretary in writing (mail to Noble Corporation, Attention: Corporate Secretary, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas 77478) of their acquisition of shares by such date will not be entitled to attend, vote or grant proxies to vote at, the 2009 general meeting. No shareholder will be entered in or removed from the Company’s share register as a shareholder with voting rights between the close of business, Eastern time, on May 12, 2009 and the opening of business, Eastern time, on the day following the general meeting. Computershare Trust Company, N.A., as agent, which maintains the Company’s share register, will, however, continue to register transfers of Noble Corporation shares in the share register in its capacity as transfer agent during this period.
          Shareholders who are registered with voting rights in the Company’s share register as of the close of business, Eastern time, on May 12, 2009 or who have notified the Company’s Corporate Secretary in writing of their acquisition of shares by such date (and who have had their notice properly accepted by the Corporate Secretary) have the right to attend the general meeting and vote their shares, or may grant a proxy to vote on each of the proposals in this invitation and any other matter properly presented at the meeting for consideration to either the Company or the independent representative, Mr. Joachim Kloter, Kloter & Kohli Attorneys, by marking the proxy card appropriately, executing it in the space provided, dating it and returning it prior to the start of the general meeting on May 28, 2009 either to:
Noble Corporation
c/o The Altman Group
PO Box 268
Lyndhurst, NJ 07071-9902
or, if granting a proxy to the independent representative:
Mr. Joachim Kloter
c/o Kloter & Kohli Attorneys
Streulistrasse 28
P. O. Box
CH-8032 Zurich, Switzerland.
          Shares of holders who are registered with voting rights in the Company’s register as of the close of business, Eastern time, on May 12, 2009 or who have notified the Company’s Corporate Secretary in writing of their acquisition of shares by such date (and who have had their notice properly accepted by the Corporate Secretary) and who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. The Company or the independent representative, as applicable, will vote shares of holders with voting rights who have timely submitted a properly executed proxy card and have not specifically indicated their votes (irrespective of whether a proxy has been granted to the Company or the independent representative) in the manner recommended by the Board of Directors.

          If any other matters are properly presented at the meeting for consideration, the Company and the independent representative, as applicable, will vote on these matters in the manner recommended by the Board of Directors.
          Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee when voting their shares. In particular, if you hold your shares in “street name” through The Depository Trust Company (“DTC”), you should follow the procedures typically applicable to voting of securities beneficially held through DTC because Cede & Co., as nominee of DTC, has been registered with voting rights in the Company’s share register with respect to such shares.
          Although the Company is organized under Swiss law, the Company is subject to the U.S. Securities and Exchange Commission proxy requirements and the applicable corporate governance rules of the New York Stock Exchange, where its shares are listed, and has not imposed any restrictions on trading of its shares as a condition of voting at the general meeting. In particular, the Company has not imposed any “share blocking” or similar transfer restrictions of a type that might be associated with voting by holders of bearer shares or American Depositary Receipts and has not issued any bearer shares or American Depositary Receipts.
          We may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association.
          Please note that shareholders attending the general meeting in person or by proxy are required to show their proxy card and proper identification on the day of the general meeting. In order to determine attendance correctly, any shareholder leaving the general meeting early or temporarily is requested to present such shareholder’s proxy card and proper identification upon exit.
          2.2 Proxy Holders of Deposited Shares
          Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for beneficial owners who did not grant proxies to the Company or the independent representative are kindly asked to inform the Company of the number and par value of the shares they represent as soon as possible, but no later than May 28, 2009, 2:00 p.m. Swiss time, at the admission office for the general meeting.
          2.3 Annual Report, Consolidated Financial Statements
          A copy of the 2008 Annual Report of Noble Corporation, a Cayman Islands company and the predecessor issuer of the Company, including the consolidated financial statements for fiscal year 2008 and the audit report on such statements, are available for physical inspection at the Company’s registered office at Dorfstrasse 19A, 6340 Baar, Zug, Switzerland. Copies of these materials may be obtained without charge by contacting Investor Relations at our offices in the United States, at 13135 South Dairy Ashford, Suite 800, Sugar Land, Texas 77478, telephone number +1 (281) 276-6100.
          Your vote is important. All shareholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by completing, signing, dating and mailing proxy or voting instruction card.

By Order of the Board of Directors
Julie J. Robertson
Secretary

Baar, Switzerland
May 7, 2009